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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - July 16, 1996



                           MELLON  BANK  CORPORATION
               (Exact name of registrant as specified in charter)


         Pennsylvania               1-7410                   25-1233834
(State or other jurisdiction      (Commission            (I.R.S. Employer
       of incorporation)          File Number)          Identification No.)



                          One Mellon Bank Center
                             500 Grant Street
                         Pittsburgh, Pennsylvania                 15258
                 (Address of principal executive offices)       (Zip code)


      Registrant's telephone number, including area code - (412) 234-5000
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number     Description

99.1 Mellon Bank Corporation Press Release, dated July 16, 1996 regarding second quarter results of operations.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              MELLON BANK CORPORATION

Date: July 16, 1996                        By:   STEVEN G. ELLIOTT
                                                 Steven G. Elliott
                                                 Vice Chairman, Chief Financial
                                                 Officer & Treasurer
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                                 EXHIBIT INDEX


Number       Description                          Method of Filing


99.1         Press Release dated July 16, 1996    Filed herewith